Offerings - Offering: 1	May 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 72,383,885.68
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,996.21
Offering Note	The transaction value is calculated as the aggregate maximum purchase price for Class I shares of beneficial interest (the "Class I Shares"), Class S shares of beneficial interest (the "Class S Shares"), Class D shares of beneficial interest (the "Class D Shares" and together with the Class I Shares and Class S Shares, the "Shares") of Nuveen Churchill Private Capital Income Fund (the "Fund"), based upon the net asset value per Class I Share, Class S Share, and Class D Share as of March 31, 2026 of $24.02, $23.94, and $24.02, respectively. This amount is based upon the offer to purchase up to 3,013,484 Shares. Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended.